Retirement Class HRRNX
Institutional Class HARRX
Administrative Class HRRRX

Harbor Real Return Fund

Supplement to Summary Prospectus dated March 1, 2019
Harbor Real Return Fund
Harbor Funds’ Board of Trustees has determined to liquidate and dissolve the Harbor Real Return Fund (the “Fund”). The liquidation of the Fund is expected to occur on October 30, 2019 (the “Liquidation Date”). The liquidation proceeds will be distributed to any remaining shareholders of the Fund on the Liquidation Date.
Shareholders may exchange shares of the Fund for another Harbor fund, or redeem shares out of the Fund, in accordance with Harbor’s exchange and redemption policies as set forth in the Fund’s prospectus, until the Liquidation Date.
In order to ready the Fund for liquidation, the Fund’s portfolio of investments will be transitioned prior to the planned Liquidation Date to one that consists of all or substantially all cash, cash equivalents and debt securities with remaining maturities of less than one year. As a result, shareholders should no longer expect that the Fund will seek to achieve its investment objective of seeking total return.
Because the Fund will be liquidating, the Fund is now closed to new investors. The Fund will no longer accept additional investments from existing shareholders beginning on September 20, 2019.
August 22, 2019
Investors Should Retain This Supplement For Future Reference
S0819.SP.RR